EXHIBIT 10.45

                                AMERIPATH, INC.

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                Amendment No. 2
                                ---------------

     This agreement, dated as of November 29, 2000 (this "Agreement"), is
                                                          ---------
among AmeriPath, Inc., a Delaware corporation, its Subsidiaries set forth on the signature pages hereof and Fleet National Bank (f/k/a BankBoston, N.A.), as Agent for itself and the Required Lenders under the Credit Agreement (as defined below). The parties agree as follows:

     1.   Credit Agreement; Definitions.  This Agreement amends the Amended and
          -----------------------------
Restated Credit Agreement dated as of December 16, 1999 among the parties hereto and the Lenders (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby
- -----------------
(the "Amended Credit Agreement") and not otherwise defined herein are used with
      ------------------------
the meaning so defined.

     2.   Amendment of Credit Agreement.  Effective upon the date hereof, the
          -----------------------------
Credit Agreement is amended as follows:

          2.1.   Amendment of Exhibit 1.  Exhibit 1 of the Credit Agreement is
                 ----------------------
     restated to read in its entirety as appears on Exhibit 1 to this Agreement.

          2.2.   Amendment of Section 6.5.3.  Section 6.5.3 of the Credit
                 --------------------------
     Agreement is amended to read in its entirety as follows:

          "6.5.3.  Consolidated Operating Cash Flow.  On the last day of each
                   --------------------------------
          fiscal quarter of the Borrower, Consolidated Operating Cash Flow for the period of four consecutive fiscal quarters then ending shall equal or exceed the percentage specified in the table below of the sum of
          (i) Consolidated Total Debt Service for such period minus (ii)
                                                              -----
          voluntary prepayments of the Loan:

          Period Ending                            Percentage
          -------------                            ----------

          Initial Closing Date through
          September 30, 2000                          125%

          December 31, 2000 through
          December 31, 2001                           120%

          March 31, 2002 through

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

          December 30, 2003                           130%

          December 31, 2003 and thereafter            145%

          Notwithstanding the foregoing, in calculating Consolidated Operating Cash Flow for purposes of this Section 6.5.3, for periods ending June 30, 2000 through March 31, 2001, charges totaling $5,240,000 in connection with the impairment of assets and related charges for AmeriPath PCC, Inc. shall not be subtracted from Consolidated Operating Cash Flow.

          Notwithstanding the foregoing, in calculating Consolidated Operating Cash Flow for purposes of this Section 6.5.3, for the periods ending December 31, 2000 through December 31, 2001, charges of up to $17,500,000 (comprised of one time cash transaction and restructuring charges of up to $7,500,000 in connection with the acquisition of Pathology Consultants of America Inc., and nonrecurring non-cash charges of up to $10,000,000, including charges resulting from an increase in the accounts receivable reserve in connection with the acquisition of Pathology Consultants of America Inc., and potential unidentified impairment charges relating to good will and other intangibles of not more than $5,000,000) shall not be subtracted from Consolidated Operating Cash Flow."

          2.3.   Amendment to Section 6.6.7.  Section 6.6.7 of the Credit
                 --------------------------
     Agreement is amended to read in its entirety as follows:

          "6.6.7. To the extent permitted by Section 6.8.9, Indebtedness in respect of Capitalized Lease Obligations or secured by purchase money security interests; provided, however, that the aggregate principal
                               -----------------
          amount of all Indebtedness permitted by this Section 6.6.7 at any one time outstanding shall not exceed $3,000,000."

          2.4.  Amendment to Section 6.21.2.  The first paragraph of Section
                ---------------------------
     6.21.2 of the Credit Agreement is amended to read in its entirety as follows:

          "Prior to and on December 31, 2001, in the case of any such acquisition for which the Purchase Price is greater than or equal to $5,000,000 and the Cash Purchase Price is less than $10,000,000, and after December 31, 2001, in the case of any such acquisition for which the Purchase Price is greater than or equal to $5,000,000 and the Cash Purchase Price is less than $20,000,000, the Borrower shall comply with all the requirements of Section 6.21.1, with the exception of 6.21.1(f), and:"

          2.5. Amendment to Section 6.21.3.  Section 6.21.3 of the Credit
               ---------------------------
     Agreement is amended to read in its entirety as follows:

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

          "6.21.3 (A) Prior to and on December 31, 2001, in the case of any such acquisition for which the Cash Purchase Price is equal to or exceeds $10,000,000, in addition to meeting the requirements of Sections
          6.21.1 and 6.21.2 the Borrower shall receive prior written consent of the Required Lenders and provide all further documentation and meet all further requirements reasonably requested by the Agent.

          (B) After December 31, 2001, in the case of any such acquisition for which the Cash Purchase Price is equal to or exceeds $20,000,000, in addition to meeting the requirements of Sections 6.21.1 and 6.21.2 the Borrower shall receive prior written consent of the Required Lenders and provide all further documentation and meet all further requirements reasonably requested by the Agent."

          2.6.  Restatement of Exhibit 7.3. Exhibit 7.3 of the Credit Agreement
                --------------------------
     is restated to read in its entirety as appears on Exhibit 7.3 to this Agreement.

     3.   Representation and Warranty.  In order to induce the Agent to enter
          ---------------------------
into this Agreement, each of the Borrower and the Guarantors jointly and severally represents and warrants that, after giving effect to this Agreement, no Default exists.

     4.   Payment of Fees.  Upon or prior to the effectiveness of this
          ---------------
Agreement, the Borrower agrees to pay the Agent (a) for the account of each Lender which has returned a duly executed counterpart of this Amendment by noon on November 29, 2000, an amendment fee of 0.175 percent (0.175%) of such Lender's Percentage Interest in the Maximum Amount of Revolving Credit, and (b) reasonable legal fees and expenses of the Agent with respect to this Agreement and the transactions contemplated hereby.

     5.   General.    The Amended Credit Agreement and all of the Credit
          -------
Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

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

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                              AMERIPATH, INC.

                              By _______________________________
                                  Name:
                                  Title:

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

                    The Guarantors
                    --------------

                    AMERIPATH ALABAMA, INC.
                    SHOALS PATHOLOGY ASSOCIATES, INC.
                    AMERIPATH FLORIDA, INC.
                    LABORATORY PHYSICIANS, JACKSONVILLE, INC.
                    PASADENA PATHOLOGY EDWARD K MILLER, M.D., INC. SOUTH FLORIDA PATHOLOGY ASSOCIATES, INC.
                    HIALEAH PATHOLOGY ASSOCIATES, INC.
                    OCMULGEE MEDICAL PATHOLOGY ASSOCIATION, INC.
                    AMERIPATH INDIANA, INC.
                    AMERIPATH KENTUCKY, INC.
                    AMERIPATH MICHIGAN, INC.
                    AMERIPATH MISSISSIPPI, INC.
                    R.M.C. PATHOLOGY ASSOCIATES, INC.
                    AMERIPATH NEW YORK, INC.
                    AMERIPATH NORTH CAROLINA, INC.
                    AMERIPATH OHIO, INC.
                    AMERIPATH CINCINNATI, INC.
                    AMERIPATH CLEVELAND, INC.
                    AMERIPATH P.C.C., INC.
                    AMERIPATH YOUNGSTOWN, INC.
                    AMERIPATH YOUNGSTOWN LABS, INC.
                    A. BERNARD ACKERMAN, M.D. DERMATOPATHOLOGY, P.C. AMERIPATH PENNSYLVANIA, INC.
                    AMERIPATH PHILADELPHIA, INC.
                    AMERIPATH 5.01(a) CORPORATION
                    DFW 5.01(a) CORPORATION
                    AMERIPATH SAN ANTONIO 5.01(a) CORPORATION
                    AMERIPATH LUBBOCK 5.01(a) CORPORATION
                    AMERIPATH TEXAS, INC.
                    AMERIPATH SHERMAN, INC.
                    PATHOLOGY AFFILIATED SERVICES, INC.
                    PLAZA PATHOLOGY, INC.
                    AMERIPATH PAT, INC.
                    AMERIPATH WISCONSIN, INC.


                    By  __________________________________
                           Name:
                           As an authorized officer of each of the
                        foregoing corporations

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

                              FLEET NATIONAL BANK,
                                as Agent under the Credit Agreement

                              By  _________________________________
                                  Name:
                                  Title:

                              FLEET NATIONAL BANK,
                                as Lender under the Credit Agreement

                              By _________________________________
                                  Name:
                                  Title:

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

                              The foregoing amendment is approved by the Required Lenders signing below:

                              Bank of America, N.A.

                              By  _______________________________
                                  Name:
                                  Title:

                              Bank One, NA

                              By  _____________________________
                                  Name:
                                  Title:

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

                              First Union National Bank

                              By  _______________________________
                                  Name:
                                  Title:

                              Citizens Bank of Massachusetts (as successor to USTrust)

                              By  _______________________________
                                  Name:
                                  Title:

                              Bank Austria Creditanstalt
                                  Corporate Finance, Inc.

                              By  _______________________________
                                  Name:
                                  Title:

                              By  _______________________________
                                  Name:
                                  Title:

                              SunTrust Bank, Central Florida, National
                              Association

                              By  _______________________________
                                  Name:
                                  Title:

                              U.S. Bank National Association

                              By  _______________________________
                                  Name:
                                  Title:

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

                              AmSouth Bank

                              By  _______________________________
                                  Name:
                                  Title:

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

                              Imperial Bank

                              By  _______________________________
                                  Name:
                                  Title:

                              BankAtlantic

                              By  _______________________________
                                  Name:
                                  Title:

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

                                   Exhibit 1
                                   ---------

- ----------------------------------------------------------------------------------------------------------------
                   Ratio of Consolidated Total Debt to
                   Consolidated Adjusted EBITDA for the most    Interest Rate on Portions of Revolving Loan
Levels             recently completed four fiscal quarters      Subject to LIBOR Pricing Option
- ----------------------------------------------------------------------------------------------------------------
Level I            Equal to or greater than 2.5 to 1            LIBOR Rate plus 2.25%
                                                                           ----
- ----------------------------------------------------------------------------------------------------------------
Level II           Equal to or greater than 2.0 to 1 but less
                   than or equal to 2.5 to 1                    LIBOR Rate plus 2.00%
                                                                           ----
- ----------------------------------------------------------------------------------------------------------------
Level III          Less than or equal to 2.0 to 1               LIBOR Rate plus 1.75%
                                                                           ----
- ----------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------
                   Interest Rate on Portions of Revolving
                   Loan Not Subject to LIBOR Pricing
Levels             Option                                        Applicable Commitment Fee Rate
- ----------------------------------------------------------------------------------------------------------------
Level I             Base Rate plus 1.00%                         0.50%
                              ----
- ----------------------------------------------------------------------------------------------------------------
Level II            Base Rate plus 0.75%                         0.50%
                              ----
- ----------------------------------------------------------------------------------------------------------------
Level III           Base Rate plus 0.50%                         0.375%
                              ----
- ----------------------------------------------------------------------------------------------------------------

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                                                                     EXHIBIT 7.3

                       AMERIPATH, INC. AND SUBSIDIARIES
                   Financing Debt, Certain Investments, Etc.

(a) Financing Debt:

The following financing debt agreements are in place, as more fully described in the Notes to the Obligor's audited financial statements:

     Long-term debt consisted of the following (Amounts in thousands):

                                              Proforma with
                                                Inform DX                      AmeriPath
                                               September 30,    InformDX     September 30,       December 31,
                                             -----------------   Assumed    --------------  --------------------
                                                    2000           Debt           2000       1999           1998
                                                    ----         See Note 1       ----       ----           ----
Credit Facility:
Revolving loan                                    $184,721         $ 7,900        $176,821   $163,300   $121,087
Capitalized lease obligations                          730             532             198        259        118
Subordinated notes issued and
  assumed in connection with
  acquisitions, payable in varying
  amounts through 2005, with interest
  at rates between 6.5% and 9.75%                    4,019           3,331             688      1,057      2,303
                                                  --------         -------        --------   --------   --------
                                                  $189,470         $11,763        $177,707   $164,616   $123,508
     Less Current Portion                           (1,161)           (386)           (775)      (539)    (1,315)
                                                  --------         -------        --------   --------   --------
Long term debt, net of current portion            $188,309         $11,377        $176,932   $164,077   $122,193
                                                  ========         =======        ========   ========   ========

At September 30, 2000, maturities of long-term debt were as follows:

               2001                                    $   1,161
               2002                                          488
               2003                                        8,340
               2004                                      177,050
               2005                                        2,431
                                                       ---------

               Total                                   $ 189,470
                                                       =========

Bank of America, N.A. (or its predecessor, NationsBank, N.A.), has issued the following:

1. Letter of Credit No. 972689, dated August 6, 1998, in the amount of $500,000, issued in favor of Knight Ridge Properties for the account of Pathology Group of the Mid-South, P.C., expiring March 15, 2001.

2. Letter of Credit No. 999075, dated December 20, 1998, in the amount of $17,721.54, issued in favor of Geotechnics Incorporated for the account of California Pathology Consultants of America, expiring December 1, 2001.

3. Letter of Credit No. 3019144, dated September 23, 1999, in the amount of $257,143, issued in favor of WSA Fraternal Life for the account of Colorado Pathology Consultants, P.C., expiring one (1) year after the date of issuance, with automatic renewal.

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                                                                     EXHIBIT 7.3

(b) Liens and Guarantees

  None

Note 1
Assumed subordinated notes include the following (in thousands):

     PCA of Columbus - subordinated, non-contingent debt                    $  848
     TID Acquisition Corp. - subordinated, non-contingent debt               2,419
     Columbus Pathology Association. - subordinated, non-contingent debt        64
                                                                            ------
     Total                                                                  $3,331
                                                                            ======

These amounts agree to the September 30, 2000 Inform DX financial statements and do not include contingent note obligations, which do not appear on the balance sheet.

(c) Agreements Requiring Obligors to Make An Investment

As of September 30, 2000 the Obligor had issued non-binding, letters of intent, subject to the completion of due diligence and upon entering into a more definitive agreement of sale and other matters, to acquire the capital stock (or assets) of certain entities. These non-binding letters of intent do not constitute agreements requiring the Obligor to make an investment.

Subsequent to September 30, 2000, the Obligor made an investment in varying amounts of cash, common stock and subordinated contingent notes (noted parenthetically) in the following entity:

NONE

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